Exhibit 10.10

2019 MANAGEMENT INCENTIVE PLAN

OF

SAVERS VALUE VILLAGE, INC.

(FORMERLY KNOWN AS S-EVERGREEN HOLDING LLC)

S-Evergreen Holding LLC, a Delaware limited liability company (the “Company”), previously established the 2019 Management Incentive Plan of S-Evergreen Holding LLC (the “Plan”) effective May 29, 2019. Effective as of the “Conversion Effective Date” (as defined below), the Company hereby amends and restates the Plan in its entirety, to be known as the “2019 Management Incentive Plan of Savers Value Village, Inc. (formerly known as S-Evergreen Holding LLC),” to make certain clarifying changes to the Plan to reflect the Company’s conversion from a Delaware limited liability company to a Delaware corporation known as Savers Value Village, Inc. (the “Corporate Conversion”), to freeze the Plan to further grants following the Freeze Effective Date (as defined below), and make certain other changes as set forth herein.

The purposes of the Plan are as follows:

(1) To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein) by providing additional incentives to Employees and Non-Employee Directors (as such terms are defined below) of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company’s or one of its Subsidiaries’ business affairs, by assisting them to become owners of Shares (as defined herein), thereby aligning their economic interests with those of the stockholders of the Company and enabling them to benefit directly from the growth, development and financial success of the Company and its Subsidiaries.

(2) To enable the Company and its Subsidiaries to obtain and retain the services of the type of professional, technical and managerial Employees and Non-Employee Directors considered essential to the long-range success of the Company and its Subsidiaries by providing and offering them an opportunity to become owners of Shares through the exercise of Options (as defined herein).

Notwithstanding any other provision of the Plan, effective as of the “Freeze Effective Date” (as defined below), the Plan is frozen, and no additional Options shall be granted under the Plan on or after the Freeze Effective Date. Outstanding Options under this Plan shall continue in effect according to their terms and subject to the provisions of this Plan.

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

Section 1.1 “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2 “Ares Members” shall mean Ares Corporate Opportunities Fund V, L.P., ASSF IV AIV B, L.P., ASOF Holdings I, L.P., ASSF IV AIV B Holdings III, L.P., and Amari Investment PTE. LTD.

Section 1.3 “Board” shall mean the Board of Directors of the Company.

Section 1.4 “Cause” shall have the meaning set forth in an Optionee’s Option Agreement.

Section 1.5 “Change in Control” shall mean, unless otherwise specified in an Option Agreement, the occurrence of either of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction or series of related transactions pursuant to which the Company issues securities in a bona fide sale to raise funds for operations, (B) an Initial Public Offering or (C) a transaction in which the Company becomes a subsidiary of another entity and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, interests entitling such shareholders to more than 50% of all votes to which all interest holders of the parent entity would be entitled in the election of directors; or

(b) the consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, interests entitling such shareholders to more than 50% of all votes to which all interest holders of the surviving entity would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company;

provided, that no Change in Control shall be deemed to occur if following such event the Ares Members hold interests entitling the Ares Members to 20% or more of all votes to which the Ares Members held immediately following the restructuring of the Company on March 28, 2019.

Section 1.6 “Code” shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 “Committee” shall mean the Committee appointed as provided in Section 6.1.

Section 1.8 “Common Stock” shall mean the common stock of the Company.

Section 1.9 “Company” shall have the meaning set forth in the recitals, except that as of the Conversion Effective Date “Company” shall mean Savers Value Village, Inc., a Delaware corporation.

Section 1.10 “Company Event” shall mean, as determined by the Committee (or by the Board in the case of Options granted to Non-Employee Directors) in its sole discretion, any transaction or event described in Section 7.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate of the Company, or any change in applicable laws, regulations, or accounting principles.

Section 1.11 “Conversion Effective Date” shall mean the business day coinciding with the date of the Corporate Conversion.

Section 1.12 “Director” shall mean a member of the Board.

Section 1.13 “Eligible Representative” for an Optionee shall mean such Optionee’s personal representative or such other person as is empowered under a deceased Optionee’s will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.14 “Employee” shall mean, with respect to any entity, any employee of such entity (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code).

Section 1.15 “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its shareholders, such as a Share dividend, Share split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of the Shares (or other securities) and causes a change in the per Share value of the Shares underlying outstanding Options.

Section 1.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.17 “Fair Market Value” of a Share as of a given date shall be:

(a) The closing price of a Share on the New York Stock Exchange, Nasdaq or such other principal exchange on which such Shares are then trading, if any (or as reported on any composite index which includes the New York Stock Exchange, Nasdaq or such other principal exchange), on the most recent trading day prior to such determination date on which a sale occurred; or

(b) If Shares are not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for a Share on the most recent trading day prior to such determination date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or

(c) If Shares are not publicly traded on an exchange and not quoted on a quotation system, the fair market value of a Share as determined by an independent appraiser having substantial knowledge and experience in valuing private companies and the financial markets selected by the Board, which determination is effective as of any date not more than one year prior to the given date, if the Board determines that no material events affecting such determination shall have occurred subsequent to the determination and prior to the given date.

Section 1.18 “Freeze Effective Date” shall mean the business day immediately preceding the date at which the registration statement for the Initial Public Offering is declared effective by the Securities and Exchange Commission and the Company Stock is priced for the public offering of such Company Stock.

Section 1.19 “Initial Public Offering” shall mean one or more underwritten public offerings by the Company of Shares pursuant to a registration statement with the Securities and Exchange Commission (other than a registration statement relating solely to an employee benefit plan or transaction covered by Rule 145 of the Securities Act) that have been filed under the Securities Act and declared effective by the Securities and Exchange Commission.

Section 1.20 “Non-Employee Director” shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

Section 1.21 “Officer” shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended from time to time.

Section 1.22 “Option” shall mean an option granted under the Plan to purchase Shares, which is not, for the avoidance of doubt, intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Effective as of the Freeze Effective Date, the Plan is frozen, and no additional Options shall be granted under the Plan on or after the Freeze Effective Date.

Section 1.23 “Optionee” shall mean an Employee or Non-Employee Director to whom an Option is granted under the Plan.

Section 1.24 “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.25 “Plan” shall mean this 2019 Management Incentive Plan of Savers Value Village, Inc., as amended from time to time.

Section 1.26 “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

Section 1.27 “Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.28 “Share” shall mean a share of Common Stock.

Section 1.29 “Subsidiary” of any entity shall mean any entity in an unbroken chain of entities beginning with such entity if each of the entities other than the last entity in the unbroken chain then owns stock or ownership interests possessing 50% or more of the total combined voting power of all classes of stock or ownership interests in one of the other entities in such chain.

Section 1.30 “Termination of Directorship” shall mean the time when an Optionee who is a Non-Employee Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary thereof. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.31 “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company (and its Subsidiaries), is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its Subsidiaries of the Employee and/or the Employee becomes a Director. The Committee shall determine the effect of all matters and questions relating to Termination of Employment for purposes of the Plan, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause for purposes of the Plan and applicable Option Agreement, and all questions of whether a particular leave of absence constitutes a Termination of Employment for purposes of the Plan.

Section 1.32 “Termination of Services” shall mean the time of any Termination of Employment or Termination of Directorship, as applicable, following which an Optionee no longer provides any services to the Company or any Subsidiary thereof as (a) an Employee or (b) a Non-Employee Director.

ARTICLE II.

SHARES SUBJECT TO PLAN

Section 2.1 Shares Subject to Plan. Subject to Section 7.1, the aggregate number of Shares which may be issued upon exercise of Options shall not exceed 25,482,695 Shares.

Section 2.2 Unexercised Options. If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of Shares subject to such Option (or portion thereof), but as to which such Option was not exercised prior to its expiration or cancellation, may again be subject to and issued pursuant to Options granted hereunder, subject to the limitations of Section 2.1.

ARTICLE III.

GRANTING OF OPTIONS

Section 3.1 Eligibility. Subject to Section 3.2, any (a) Employee of the Company or one of its Subsidiaries; or (b) Non-Employee Director shall be eligible to be granted Options.

Section 3.2 Granting of Options to Employees

(a) The Committee shall from time to time:

(i) Select from among the Employees of the Company and any of its Subsidiaries (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of Shares to be subject to such Options granted to such Employees; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan.

(b) Upon the selection of an Employee of the Company or any of its Subsidiaries to be granted an Option pursuant to Section 3.2(a), the Committee shall instruct the secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

Section 3.3 Granting of Options to Non-Employee Directors

(a) The Board may from time to time:

(i) Select from among the Non-Employee Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(ii) Determine the number of Shares to be subject to such Options granted to such selected Non-Employee Directors; and

(iii) Determine the terms and conditions of such Options, consistent with the Plan.

Upon the selection of a Non-Employee Director to be granted an Option pursuant to Section 3.3(a), the Board shall instruct the secretary or another authorized Officer of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to a Non-Employee Director that the Non-Employee Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of Shares as the surrendered Option, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4 Plan Freeze. Notwithstanding any other provision of the Plan, effective as of the Freeze Effective Date, the Plan is frozen, and no additional Options shall be granted under the Plan on or after the Freeze Effective Date. Outstanding Options under this Plan shall continue in effect according to their terms, consistent with the provisions of this Plan.

ARTICLE IV.

TERMS OF OPTIONS

Section 4.1 Option Agreement. Each Option shall be evidenced by a written option agreement (“Option Agreement”), which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Non-Employee Directors) shall determine, consistent with the Plan.

Section 4.2 Exercisability of Options

(a) Each Option shall become exercisable according to the terms of the applicable Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee (or the Board in the case of Options granted to Non-Employee Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

(b) Except as otherwise provided in the applicable Option Agreement, no portion of an Option which is unexercisable at Termination of Services shall thereafter become exercisable.

(c) For purposes of these rules, the Fair Market Value of Shares shall be determined as of the date of grant of the Option granted with respect to such Shares.

Section 4.3 Option Price. The price of the Shares subject to each Option shall be set by the Committee (or the Board in the case of Options granted to Non-Employee Directors) and shall be not less than 100% of the Fair Market Value of Shares on the date such Option is granted.

Section 4.4 Expiration of Options. No Option may be exercised to any extent by anyone after the expiration of ten years from the date the Option was granted (or such earlier date as may be set forth in any applicable Option Agreement).

Section 4.5 At-Will Services. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or service as a Director of, the Company or any Subsidiary thereof, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary thereof, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Optionee and the Company or any Subsidiary thereof.

ARTICLE V.

EXERCISE OF OPTIONS

Section 5.1 Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof); provided, however, that the Optionee’s Eligible Representative may exercise such Optionee’s Option during the period of his or her disability. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2 Partial Exercise. At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Shares and the Committee (or the Board in the case of Options granted to Non-Employee Directors) may, by the terms of the Option Agreement, require any partial exercise to exceed a specified minimum number of Shares.

Section 5.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

(a) Notice in writing signed by the Optionee or his or her Eligible Representative stating that such Option or portion is exercised, and specifically stating the number of Shares with respect to which the Option is being exercised;

(b) If required by the Company with respect to any exercise prior to the Initial Public Offering, a copy of the joinder agreement agreeing to be bound by the terms of any shareholder agreement or similar agreement as the Company may require, signed by the Optionee or Eligible Representative, as applicable;

(c) Full payment for the Shares with respect to which such Option or portion is thereby exercised:

(i) In cash, by certified or bank cashier check, or by wire transfer; or

(ii) (A) Shares owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (B) Shares issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (C) following an Initial Public Offering and pursuant to any policies and procedures adopted by the Committee (or the Board in the case of Options granted to Non-Employee Directors), delivery of a notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (D) any combination of the consideration listed in this Section 5.3(b) or any other property of any kind which is deemed to constitute good and valuable consideration by the Committee (or the Board in the case of Options granted to Non-Employee Directors);

(d) The payment to the Company (in cash, by certified or bank cashier check, by wire transfer or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option; provided the Optionee may satisfy the withholding tax obligations arising in connection with the exercise of any Option under the Plan by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld (based on minimum applicable statutory withholding rates), determined on the date that the amount of tax to be withheld is determined, but in any case not to exceed $150,000 in the aggregate per Optionee, except as permitted by the Chief Executive Officer of the Company and the Committee;

(e) Such representations and documents as the Committee (or the Board in the case of Options granted to Non-Employee Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, Exchange Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Non-Employee Directors) may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars; and

(f) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 Conditions to Issuance of Shares. The Shares issuable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. The Company shall not be required to record on the books of the Company any Shares purchased upon the exercise of any Option or portion thereof or issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on any and all stock exchanges on which such class of Shares is then listed;

(b) If required by the Company with respect to any exercise prior to the Initial Public Offering, the execution by the Optionee and delivery to the Company of a joinder agreement agreeing to be bound by the terms of any shareholder agreement or similar agreement as the Company may require;

(c) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, deem necessary or advisable;

(d) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Board in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, determine to be necessary or advisable; and

(e) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

Section 5.5 Rights as Shareholders. The holder of an Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares have been issued by the Company to such holder or the transfer of such Shares has been recorded on the books of the Company upon exercise of Option.

Section 5.6 Transfer Restrictions. The Committee (or the Board in the case of Options granted to Non-Employee Directors), in its sole discretion, may impose restrictions on the transferability of the Shares purchasable upon the exercise of an Option as it deems appropriate.

Any such restriction shall be set forth in the respective Option Agreement and may be referred to on any certificates evidencing such Shares.

ARTICLE VI.

ADMINISTRATION

Section 6.1 Committee. The Committee shall be the Compensation Committee of the Board. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

Section 6.2 Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority to grant Options under the Plan to a committee or subcommittee consisting of one or more members of the Committee or of one or more Officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals who are Officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 6.2 shall serve in such capacity at the pleasure of the Committee.

Section 6.3 Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In addition to other authority granted under the Plan, the Committee shall have the power to waive compliance by an Optionee with any obligations to be performed by such Optionee under an Option and waive any terms or conditions of an Option and to prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Optionees, and change such forms from time to time. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Non-Employee Directors. All determinations and decisions made by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

Section 6.4 Compensation, Professional Assistance, Good Faith Actions. The members of the Committee shall receive such compensation, if any, for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company. The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE VII.

OTHER PROVISIONS

Section 7.1 Changes in Shares; Disposition of Assets and Company Events

(a) Subject to Section 7.1(e), in the event that the Committee (or the Board in the case of Options granted to Non-Employee Directors) determines in good faith that any dividend or other distribution, recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar transaction or event (other than an Equity Restructuring), affects the Shares such that an adjustment is determined in good faith by the Committee (or the Board in the case of Options granted to Non-Employee Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board in the case of Options granted to Non-Employee Directors) shall, in such manner as it determines in good faith is necessary to prevent such dilution or enlargement, adjust any or all of:

(i) The number and kind of Shares (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of Shares which may be issued);

(ii) The number and kind of Shares (or other securities or property) subject to outstanding Options;

(iii) The exercise price with respect to any Option; and

(iv) The financial or other “targets” specified in each Option Agreement for determining the exercisability of Options, if applicable.

(b) Subject to Section 7.1(e) and the terms of outstanding Option Agreements, upon the occurrence of a Company Event or other transaction or event described in Section 7.1(a) or any unusual or nonrecurring transactions or events (other than an Equity Restructuring) affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board in the case of Options granted to Non-Employee Directors), in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board in the case of Options granted to Non-Employee Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Company Event or transactions or events or to give effect to such changes in laws, regulations or principles:

(i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Company Event and either automatically or upon the Optionee’s request, for either (A) the purchase of any such Option for an amount of cash, securities, or other property equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee (or the Board in the case of Options granted to Non-Employee Directors) determines in good faith that no amount would have been obtained upon the exercise of such Option, then the Option may be terminated by the Company without payment), or (B) the replacement of such vested (and other) portion of such Option with other rights, cash, securities or other property selected by the Committee (or the Board in the case of Options granted to Non-Employee Directors) in its sole discretion;

(ii) In its sole discretion, the Committee (or the Board in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Company Event, that the Option (or any portion thereof) cannot be exercised after such event;

(iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Company Event, that for a specified period of time prior to such Company Event, such Option shall be exercisable as to all Shares covered thereby or a specified portion of such Shares, notwithstanding anything to the contrary in this Plan or the applicable Option Agreement;

(iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the applicable Option Agreement or by action taken prior to the occurrence of such Company Event, that upon such event, such Option (or any portion thereof) shall be assumed by the successor or survivor corporation, or a parent or Subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof (including without limitation any common parent of the Company and any other company or companies), with appropriate adjustments as to the number and kind of Shares and prices;

(v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Non-Employee Directors) may make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

(vi) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may, for reasons of administrative convenience, provide that some or all Options may not be exercised during a specified period of not more than thirty (30) days prior to the consummation of a Company Event.

(c) In connection with the occurrence of any Equity Restructuring:

(i) The number and type of securities subject to each outstanding Option and the exercise price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 7.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Optionee and the Company.

(ii) The Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall make such equitable adjustments, if any, as the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitation set forth in Section 2.1).

(d) Subject to Section 7.1(e), the Committee (or the Board in the case of Options granted to Non-Employee Directors) may, in its sole discretion, include such further provisions and limitations in any Option Agreement as it may deem equitable and in the best interests of the Company and its Affiliates.

(e) If any rounding of the number of Shares subject to any Option is required in connection with any adjustment or action described in this Section 7.1, the number of Shares subject to such Option shall always be rounded up to the next higher whole number.

(f) Notwithstanding the foregoing provisions of this Section 7.1, unless otherwise determined by the Committee (or the Board in the case of Options granted to Non-Employee Directors), no adjustments described in this Section 7.1 shall be made in connection with (i) any equity investment by the Company’s shareholders in the Company pursuant to a Company Event in connection with which the Shares are sold at the then-current Fair Market Value or (ii) any equity investment by third parties which results in a dilution of ownership of the Shares affecting all of the Company’s shareholders in the same manner.

Section 7.2 Options Not Transferable. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.3 Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted (other than in a de minimis manner). No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

Section 7.4 Effect of Plan Upon Other Option and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in this Plan shall be construed to limit the right of the Company or any Affiliate (a) to establish any other forms of incentives or compensation for managers, directors, employees or consultants of the Company or any Affiliate; or (b) to grant or assume options otherwise than under this Plan in connection with any proper purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 Effective Date. The Plan was originally established effective as of May 29, 2019. The effective date of this amendment and restatement shall be the Conversion Effective Date.

Section 7.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of (a) the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder and (b) any applicable state and local securities laws and any and all regulations and rules promulgated by any applicable state or local regulatory authority thereunder, in each case to the extent the Company or any Optionee is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 7.9 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 7.10 Section 409A. To the extent applicable, the Plan and Option Agreements shall be interpreted in accordance with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Option may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the applicable Option Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under such Section 409A. Notwithstanding anything herein to the contrary, no provision of the Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A of the Code from any Optionee or other Person to the Company or any of its Affiliates, employees or agents.

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